UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-02809 and 811-10095

Name of Fund:	BlackRock Advantage U.S. Total Market Fund, Inc. and Master Advantage U.S. Total Market LLC

Fund Address: 100	Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Advantage U.S. Total Market Fund, Inc. and Master Advantage U.S. Total Market LLC, 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code: (800) 441-7762

Date of fiscal year end: 03/31/2021

Date of reporting period: 09/30/2020

Item 1 – Report to Stockholders

SEPTEMBER 30, 2020

2020 Semi-Annual Report (Unaudited)

BlackRock Advantage U.S. Total Market Fund, Inc.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The last 12 months have been a time of sudden change in global financial markets, as a long period of growth and positive returns was interrupted in early 2020 by the emergence and spread of the coronavirus. For the first part of the reporting period, U.S. equities and bonds both delivered impressive returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus became more apparent throughout February and March 2020, leading countries around the world took economically disruptive countermeasures, causing equity prices to fall sharply. While markets have since recovered some of these losses as countries around the world begin reopening, there is still significant uncertainty surrounding the long-term impact of the pandemic on the global economy.

Returns for most securities were robust for the first part of the reporting period, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that had characterized this economic cycle. However, once stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off and unemployment claims spiked. With large portions of the global economy on hold, all types of international equities ended the 12-month reporting period with negative performance, while in the United States large-capitalization stocks, which investors saw as more resilient than smaller companies, delivered solid returns.

The performance of different types of fixed-income securities diverged substantially due to a reduced investor appetite for risk. Treasuries benefited from the risk-off environment, and posted healthy returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) fell to an all-time low. Investment-grade corporate bonds also delivered a solid return, while high-yield corporate returns were muted due to credit concerns.

The U.S. Federal Reserve (the “Fed”) reduced interest rates three times in 2019, to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also announced a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruption is certain to hurt worldwide economic growth, the global expansion is likely to continue once the impact of the outbreak subsides. We are encouraged by the strong coordinated monetary and fiscal response that is underway, both in the United States and abroad. However, there remains a risk that policy fatigue and recent improvements in economic indicators could lead lawmakers to retreat from needed stimulus measures too soon.

Overall, we favor a neutral stance toward risk, given the uncertainty surrounding the path to recovery. Among equities, we see an advantage in U.S. stocks compared to other developed markets, given the diversity of the U.S. economy and the impressive scope of monetary and fiscal stimulus. In bonds, the swift action taken by the world’s central banks means there are attractive opportunities in credit, and we expect credit spreads to narrow as markets stabilize. Both U.S. Treasuries and sustainable investments can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2020
	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	31.31%	15.15%

U.S. small cap equities (Russell 2000® Index)	31.60	0.39

International equities (MSCI Europe, Australasia, Far East Index)	20.39	0.49

Emerging market equities (MSCI Emerging Markets Index)	29.37	10.54

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.06	1.10

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	0.71	10.74

U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	3.53	6.98

Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.78	3.85

U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	15.18	3.20
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of September 30, 2020	BlackRock Advantage U.S. Total Market Fund, Inc.

Investment Objective

BlackRock Advantage U.S. Total Market Fund, Inc.’s (the “Fund”) investment objective is to seek long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended September 30, 2020, the Fund, through its investment in Master Advantage U.S. Total Market LLC (the “Master LLC”), underperformed its benchmark, the Russell 3000® Index.

What factors influenced performance?

Unprecedented policy support enabled equities to retrace their losses of the first quarter of 2020 more quickly than expected. Combined with improving activity levels and macro-economic data, several equity indices achieved new highs early in September. However, markets ended on more cautious footing at period end. Once again, investor concern rose around the resurgence of COVID-19 cases and the prospect for further shutdowns. Additionally, the failure of policy makers to agree to a second round of fiscal stimulus weighed on expectations of whether the recovery could sustain its momentum.

Primarily, weakness in the second half of the period drove the Fund’s underperformance. In particular, fundamental insights weighed on performance with defensive and contrarian measures coming under pressure as the market focused on fiscal policy. Fundamental insights that are defensive in nature were surprising laggards as a preference for lower risk and lower leverage drove losses in utilities. Fundamental measures that are more contrarian in nature dragged on performance largely due to weakness in insights that evaluate default risk.

Broadly, underperformance in the second half of the period represented a reversal of previously winning positions driven by post-COVID themes. An overweight to information technology (“IT”) names, driven by an insight that evaluates remote work trends, struggled as several notable employers made forward-looking comments concerning the desire for employees to return to offices. Additionally, an overweight to biotechnology, driven by an insight that evaluates potential COVID-19 vaccine development, detracted alongside weakness in the sector.

Elsewhere, a style-timing insight focused on momentum exposures detracted given the style’s continued performance leadership in the period. Lastly, an overweight to communication services motivated by measures that look toward supply chain dynamics and capture trends across company linkages weighed on performance.

On the positive side, sentiment-based measures constructed from alternative data tracking consumer activity performed well. These insights were effective at identifying winners and losers as economies re-emerged from lockdown and activity restarted. This was notable across the consumer discretionary sector, as the combination of mobile application usage and online search activity measures identified opportunities in retail names. The real time nature of these types of measures has been helpful in evaluating the quickly evolving marketplace.

Despite the broad underperformance of defensive and contrarian fundamental insights, some fundamental measures that are more growth-oriented provided ballast for the period. Less traditional quality measures, specifically environmental, social and governance (“ESG”) insights, aided performance. These measures have historically demonstrated resilience amid market duress. A recently added insight that identifies investor flows into ESG-related positions was one of the top-performing signals as it successfully captured the evolving investor preference toward sustainability. Lastly, insights designed to avoid the most crowded investor trades helped to shift the portfolio away from increasingly frothy and speculative IT names, aiding performance.

Describe recent portfolio activity.

Over the course of the period, the Master LLC maintained a balanced allocation of risk across all major return drivers. However, several new stock selection insights were added to the portfolio. Given the dynamism of the current environment, the Fund has instituted enhanced signal constructs to best identify emerging trends due to COVID-19, such as “work from home” and vaccine development. Additionally, a new alternative data-driven insight that looks to capture brand sentiment from consumers was added.

Describe portfolio positioning at period end.

Relative to the Russell 3000® Index, the Master LLC was positioned essentially neutrally from a sector perspective. The Master LLC had slight overweight positions in the health care and industrials sectors and slight underweight positions in the consumer discretionary and financials sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

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Fund Summary as of September 30, 2020 (continued)	BlackRock Advantage U.S. Total Market Fund, Inc.

Performance Summary for the Period Ended September 30, 2020

		Average Annual Total Returns(a)(b)

		1 Year		5 Years		10 Years

	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	32.59%	15.08%	N/A	12.03%	N/A	12.11%	N/A
Investor A	32.41	14.80	8.78%	11.76	10.56%	11.83	11.23%
Investor C	31.89	13.91	12.91	10.89	10.89	10.90	10.90
Class K	32.62	15.14	N/A	12.05	N/A	12.12	N/A
Class R	32.23	14.53	N/A	11.47	N/A	11.50	N/A
Russell 3000® Index(c)	33.26	15.00	N/A	13.69	N/A	13.48	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

The Fund invests all of its assets in the Master LLC. Under normal circumstances, the Master LLC seeks to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of U.S. issuers and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to December 15, 2017 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name “BlackRock Value Opportunities Fund, Inc.”

(c)	A float-adjusted, market capitalization–weighted index of the 3,000 largest U.S. companies based on total market capitalization that represents about 98% of the investable U.S. equity market.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical(a)

	Beginning Account Value (04/01/20)	Ending Account Value (09/30/20)	Expenses Paid During the Period	(b)	Beginning Account Value (04/01/20)	Ending Account Value (09/30/20)	Expenses Paid During the Period	(b)	Annualized Expense Ratio
Institutional	$ 1,000.00	$ 1,325.90	$ 2.80		$ 1,000.00	$ 1,022.66	$ 2.43		0.48%
Investor A	1,000.00	1,324.10	4.25		1,000.00	1,021.41	3.70		0.73
Investor C	1,000.00	1,318.90	8.60		1,000.00	1,017.65	7.49		1.48
Class K	1,000.00	1,326.20	2.51		1,000.00	1,022.91	2.18		0.43
Class R	1,000.00	1,322.30	5.71		1,000.00	1,020.16	4.96		0.98

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Master LLC, the expense example reflects the net expenses of both the Fund and the Master LLC in which it invests.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

F U N D S U M M A R Y	5

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance shown prior to the Class K Shares inception date of January 25, 2018 is that of Institutional Shares. The performance of the Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately ten years. Effective November 23, 2020, the automatic conversion feature will be modified to reduce the conversion period from ten years to eight years.

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Administrator”), the Fund’s administrator, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. With respect to the Fund’s voluntary waivers, if any, the Administrator is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waivers may be reduced or discontinued at any time. With respect to the Fund’s contractual waivers, if any, the Administrator is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on April 1, 2020 and held through September 30, 2020) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Master LLC may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Master LLC’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Master LLC can realize on an investment and/or may result in lower distributions paid to shareholders. The Master LLC’s investments in these instruments, if any, are discussed in detail in the Master LLC’s Notes to Financial Statements.

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Statement of Assets and Liabilities (unaudited)

September 30, 2020

BlackRock Advantage U.S. Total Market Fund, Inc.

ASSETS
Investments at value — Master LLC	$335,847,360
Receivables:
Capital shares sold	571,663
From the Administrator	36,333
Withdrawals from the Master LLC	1,273,523
Prepaid expenses	38,995

Total assets	337,767,874

LIABILITIES
Payables:
Capital shares redeemed	1,845,186
Officer’s fees	172
Other accrued expenses	224,378
Other affiliate fees	241
Service and distribution fees	62,374

Total liabilities	2,132,351

NET ASSETS	$335,635,523

NET ASSETS CONSIST OF
Paid-in capital	$269,814,856
Accumulated earnings	65,820,667

NET ASSETS	$335,635,523

F I N A N C I A L S T A T E M E N T S	7

Statement of Assets and Liabilities (unaudited) (continued)

September 30, 2020

BlackRock Advantage U.S. Total Market Fund, Inc.

NET ASSET VALUE
Institutional
Net assets	$89,281,367

Shares outstanding	2,797,011

Net asset value	$31.92

Shares authorized	100 million

Par value	$0.10

Investor A
Net assets	$232,570,136

Shares outstanding	7,630,546

Net asset value	$30.48

Shares authorized	100 million

Par value	$0.10

Investor C
Net assets	$5,797,053

Shares outstanding	302,722

Net asset value	$19.15

Shares authorized	100 million

Par value	$0.10

Class K
Net assets	$2,037,696

Shares outstanding	63,861

Net asset value	$31.91

Shares authorized	2 billion

Par value	$0.10

Class R
Net assets	$5,949,271

Shares outstanding	270,079

Net asset value	$22.03

Shares authorized	100 million

Par value	$0.10

See notes to financial statements.

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Statement of Operations (unaudited)

Six Months Ended September 30, 2020

BlackRock Advantage U.S. Total Market Fund, Inc.

INVESTMENT INCOME
Net investment income allocated from the Master LLC:
Dividends — unaffiliated	$2,680,806
Dividends — affiliated	4,414
Securities lending income — affiliated — net	33,416
Foreign taxes withheld	(207)
Expenses	(923,630)
Fees waived	210,732

Total investment income	2,005,531

FUND EXPENSES
Administration	414,469
Service and distribution — class specific	392,353
Transfer agent — class specific	217,015
Professional	48,601
Registration	43,426
Printing and postage	21,764
Accounting services	3,510
Officer	70
Miscellaneous	5,313

Total expenses	1,146,521

Less:
Fees waived and/or reimbursed by the Administrator	(537,152)
Transfer agent fees waived and/or reimbursed — class specific	(133,778)

Total expenses after fees waived and/or reimbursed	475,591

Net investment income	1,529,940

REALIZED AND UNREALIZED GAIN (LOSS) ALLOCATED FROM THE MASTER LLC
Net realized gain from investments, foreign currency transactions and futures contracts	10,520,794
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations and futures contracts	78,362,194

Total net realized and unrealized gain	88,882,988

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$90,412,928

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	9

Statements of Changes in Net Assets

	BlackRock Advantage U.S. Total Market Fund, Inc.
	Six Months Ended 09/30/20 (unaudited)	Year Ended 03/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,529,940	$4,660,350
Net realized gain	10,520,794	11,003,449
Net change in unrealized appreciation (depreciation)	78,362,194	(42,147,877)

Net increase (decrease) in net assets resulting from operations	90,412,928	(26,484,078)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(55,715)	(2,474,052)
Investor A	(1,977)	(6,870,694)
Investor C	—	(1,136,201)
Class K	(1,557)	(63,090)
Class R	—	(431,408)

Decrease in net assets resulting from distributions to shareholders	(59,249)	(10,975,445)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(46,209,762)	(96,398,671)

NET ASSETS
Total increase (decrease) in net assets	44,143,917	(133,858,194)
Beginning of period	291,491,606	425,349,800

End of period	$335,635,523	$291,491,606

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

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Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage U.S. Total Market Fund, Inc.

	Institutional
	Six Months Ended 09/30/20 (unaudited)		Year Ended March 31,
			2020		2019		2018		2017		2016

Net asset value, beginning of period	$24.09		$27.40		$32.34		$34.88		$29.38		$33.01

Net investment income(a)	0.17		0.41		0.40		0.17	(b)	0.06	(c)	0.04
Net realized and unrealized gain (loss)	7.68		(2.89)		1.34		2.66		6.62		(2.72)

Net increase (decrease) from investment operations	7.85		(2.48)		1.74		2.83		6.68		(2.68)

Distributions(d)
From net investment income		(0.02)	(0.38)		(0.45)		(0.09)		—		(0.95)
From net realized gain	—		(0.45)		(6.23)		(5.28)		(1.18)		—

Total distributions		(0.02)	(0.83)		(6.68)		(5.37)		(1.18)		(0.95)

Net asset value, end of period	$31.92		$24.09		$27.40		$32.34		$34.88		$29.38

Total Return(e)
Based on net asset value	32.59	%(f)	(9.60)%		6.76%		8.48%		22.72%		(8.11)%

Ratios to Average Net Assets(g)
Total expenses	0.89	%(h)(i)	0.85	%(j)	0.98	%(j)	1.07	%(k)	0.94	%(k)	1.08	%(k)

Total expenses after fees waived and/or reimbursed	0.48	%(h)(i)	0.48	%(j)	0.48	%(j)	0.92	%(k)	0.94	%(k)	1.08	%(k)

Net investment income	1.16	%(h)(i)	1.44	%(j)	1.48	%(j)	0.52	%(b)(k)	0.19	%(c)(k)	0.12	%(k)

Supplemental Data
Net assets, end of period (000)	$89,281		$72,044		$87,248		$113,466		$155,558		$135,744

Portfolio turnover rate of the Master LLC		59%	123%		142%		147%		68%		71%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.06 per share and 0.20%, respectively, resulting from a special dividend.
(c)	Net investment income per share and the ratio of net investment income to average net assets includes $0.03 per share and 0.08%, respectively, resulting from a special dividend.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Includes the Fund’s share of the Master LLC’s allocated net expenses and/or net investment income.
(h)	Annualized.
(i)	Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.13%.
(j)	Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.12%.
(k)	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	11

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage U.S. Total Market Fund, Inc. (continued)

	Investor A
	Six Months Ended 09/30/20 (unaudited)		Year Ended March 31,
			2020		2019		2018		2017		2016

Net asset value, beginning of period	$23.02		$26.22		$31.22		$33.76		$28.55		$32.09

Net investment income (loss)(a)	0.13		0.33		0.32		0.08	(b)	(0.03	)(c)	(0.02)
Net realized and unrealized gain (loss)	7.33		(2.76)		1.30		2.58		6.42		(2.64)

Net increase (decrease) from investment operations	7.46		(2.43)		1.62		2.66		6.39		(2.66)

Distributions(d)
From net investment income	—(e)		(0.32)		(0.39)		(0.02)		—		(0.88)
From net realized gain	—		(0.45)		(6.23)		(5.18)		(1.18)		—

Total distributions	—(e)		(0.77)		(6.62)		(5.20)		(1.18)		(0.88)

Net asset value, end of period	$30.48		$23.02		$26.22		$31.22		$33.76		$28.55

Total Return(f)
Based on net asset value	32.41	%(g)	(9.79)%		6.52%		8.20%		22.36%		(8.28)%

Ratios to Average Net Assets(h)
Total expenses	1.13	%(i)(j)	1.12	%(k)	1.25	%(k)	1.33	%(l)	1.24	%(l)	1.26	%(l)

Total expenses after fees waived and/or reimbursed	0.73	%(i)(j)	0.73	%(k)	0.73	%(k)	1.19	%(l)	1.24	%(l)	1.26	%(l)

Net investment income (loss)	0.91	%(i)(j)	1.19	%(k)	1.24	%(k)	0.23	%(b)(l)	(0.10	)%(c)(l)	(0.06	)%(l)

Supplemental Data
Net assets, end of period (000)	$232,570		$188,164		$279,014		$309,125		$366,669		$392,584

Portfolio turnover rate of the Master LLC		59%	123%		142%		147%		68%		71%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.06 per share and 0.20%, respectively, resulting from a special dividend.
(c)	Net investment income per share and the ratio of net investment income to average net assets includes $0.03 per share and 0.08%, respectively, resulting from a special dividend.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Amount is greater than $(0.005) per share.
(f)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(g)	Aggregate total return.
(h)	Includes the Fund’s share of the Master LLC’s allocated net expenses and/or net investment income.
(i)	Annualized.
(j)	Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.13%.
(k)	Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.12%.
(l)	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.

See notes to financial statements.

12	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage U.S. Total Market Fund, Inc. (continued)

	Investor C
	Six Months Ended 09/30/20 (unaudited)		Year Ended March 31,
			2020		2019		2018		2017		2016

Net asset value, beginning of period	$14.52		$16.83		$22.38		$25.28		$21.80		$24.72

Net investment income (loss)(a)	0.02		0.08		0.08		(0.12	)(b)	(0.22	)(c)	(0.20)
Net realized and unrealized gain (loss)	4.61		(1.72)		0.83		1.91		4.88		(2.03)

Net increase (decrease) from investment operations	4.63		(1.64)		0.91		1.79		4.66		(2.23)

Distributions(d)
From net investment income	—		(0.22)		(0.23)		—		—		(0.69)
From net realized gain	—		(0.45)		(6.23)		(4.69)		(1.18)		—

Total distributions	—		(0.67)		(6.46)		(4.69)		(1.18)		(0.69)

Net asset value, end of period	$19.15		$14.52		$16.83		$22.38		$25.28		$21.80

Total Return(e)
Based on net asset value	31.89	%(f)	(10.45)%		5.73%		7.35%		21.33%		(9.02)%

Ratios to Average Net Assets(g)
Total expenses	1.92	%(h)(i)	1.98	%(j)	2.12	%(j)	2.16	%(k)	2.07	%(k)	2.09	%(k)

Total expenses after fees waived and/or reimbursed	1.48	%(h)(i)	1.48	%(j)	1.48	%(j)	2.00	%(k)	2.07	%(k)	2.09	%(k)

Net investment income (loss)	0.17	%(h)(i)	0.44	%(j)	0.46	%(j)	(0.52	)%(b)(k)	(0.93	)%(c)(k)	(0.89	)%(k)

Supplemental Data
Net assets, end of period (000)	$5,797		$21,376		$39,413		$59,781		$130,476		$136,066

Portfolio turnover rate of the Master LLC		59%	123%		142%		147%		68%		71%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.06 per share and 0.20%, respectively, resulting from a special dividend.
(c)	Net investment income per share and the ratio of net investment income to average net assets includes $0.03 per share and 0.08%, respectively, resulting from a special dividend.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Includes the Fund’s share of the Master LLC’s allocated net expenses and/or net investment income.
(h)	Annualized.
(i)	Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.13%.
(j)	Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.12%.
(k)	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	13

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage U.S. Total Market Fund, Inc. (continued)
	Class K
	Six Months Ended 09/30/20 (unaudited)		Year Ended March 31,				Period from 01/25/18(a) to 03/31/18
			2020		2019

Net asset value, beginning of period	$24.08		$27.38		$32.34		$34.28

Net investment income (loss)(b)	0.18		0.43		0.42			(0.06)
Net realized and unrealized gain (loss)	7.67		(2.89)		1.32			(1.88)

Net increase (decrease) from investment operations	7.85		(2.46)		1.74			(1.94)

Distributions(c)
From net investment income		(0.02)	(0.39)		(0.47)		—
From net realized gain	—		(0.45)		(6.23)		—

Total distributions		(0.02)	(0.84)		(6.70)		—

Net asset value, end of period	$31.91		$24.08		$27.38		$32.34

Total Return(d)
Based on net asset value	32.62	%(e)	(9.53)%		6.74%		(5.66	)%(e)

Ratios to Average Net Assets(f)
Total expenses	0.79	%(g)(h)	0.77	%(i)	0.90	%(i)	0.87	%(g)

Total expenses after fees waived and/or reimbursed	0.43	%(g)(h)	0.43	%(i)	0.43	%(i)	0.43	%(g)

Net investment income (loss)	1.20	%(g)(h)	1.49	%(i)	1.53	%(i)	(1.06	)%(g)

Supplemental Data
Net assets, end of period (000)	$2,038		$1,549		$2,241		$2,736

Portfolio turnover rate of the Master LLC		59%	123%		142%			147%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the Fund’s share of the Master LLC’s allocated net expenses and/or net investment income.
(g)	Annualized.
(h)	Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.13%.
(i)	Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.12%.

See notes to financial statements.

14	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage U.S. Total Market Fund, Inc. (continued)

	Class R
	Six Months Ended 09/30/20 (unaudited)		Year Ended March 31,
			2020		2019		2018		2017		2016

Net asset value, beginning of period	$16.66		$19.18		$24.61		$27.65		$23.63		$26.74

Net investment income (loss)(a)	0.07		0.19		0.19		(0.00	)(b)(c)	(0.11	)(d)	(0.08)
Net realized and unrealized gain (loss)	5.30		(1.98)		0.95		2.07		5.31		(2.20)

Net increase (decrease) from investment operations	5.37		(1.79)		1.14		2.07		5.20		(2.28)

Distributions(e)
From net investment income	—		(0.28)		(0.34)		—		—		(0.83)
From net realized gain	—		(0.45)		(6.23)		(5.11)		(1.18)		—

Total distributions	—		(0.73)		(6.57)		(5.11)		(1.18)		(0.83)

Net asset value, end of period	$22.03		$16.66		$19.18		$24.61		$27.65		$23.63

Total Return(f)
Based on net asset value	32.23	%(g)	(10.00)%		6.31%		7.87%		21.97%		(8.50)%

Ratios to Average Net Assets(h)
Total expenses	1.41	%(i)(j)	1.41	%(k)	1.54	%(k)	1.60	%(l)	1.55	%(l)	1.51	%(l)

Total expenses after fees waived and/or reimbursed	0.98	%(i)(j)	0.98	%(k)	0.98	%(k)	1.44	%(l)	1.55	%(l)	1.51	%(l)

Net investment income (loss)	0.67	%(i)(j)	0.94	%(k)	0.98	%(k)	(0.01	)%(c)(l)	(0.42	)%(d)(l)	(0.31	)%(l)

Supplemental Data
Net assets, end of period (000)	$5,949		$8,359		$17,433		$22,726		$26,004		$23,037

Portfolio turnover rate of the Master LLC		59%	123%		142%		147%		68%		71%

(a)	Based on average shares outstanding.
(b)	Amount is greater than $(0.005) per share.
(c)	Net investment income per share and the ratio of net investment income to average net assets includes $0.06 per share and 0.20%, respectively, resulting from a special dividend.
(d)	Net investment income per share and the ratio of net investment income to average net assets includes $0.03 per share and 0.08%, respectively, resulting from a special dividend.
(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)	Where applicable, assumes the reinvestment of distributions.
(g)	Aggregate total return.
(h)	Includes the Fund’s share of the Master LLC’s allocated net expenses and/or net investment income.
(i)	Annualized.
(j)	Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.13%.
(k)	Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.12%.
(l)	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	15

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

BlackRock Advantage U.S. Total Market Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is organized as a Maryland corporation. The Fund is classified as diversified. The Fund seeks to achieve its investment objective by investing all of its assets in Master Advantage U.S. Total Market LLC (the “Master LLC”), an affiliate of the Fund, which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master LLC reflects the Fund’s proportionate interest in the net assets of the Master LLC. The performance of the Fund is directly affected by the performance of the Master LLC. At September 30, 2020, the percentage of the Master LLC owned by the Fund was 100%. The financial statements of the Master LLC, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are sold only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

The Board of Directors of the Fund and the Board of Directors of the Master LLC are referred to throughout this report as the “Board of Directors” or the “Board” and the members are referred to as “Directors.”

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 10 years(c)
(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.
(c)	Effective November 23, 2020, the automatic conversion feature will be modified to reduce the conversion period from ten years to eight years.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Administrator”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, contributions to and withdrawals from the Master LLC are accounted for on a trade date basis. The Fund records its proportionate share of the Master LLC’s income, expenses and realized and unrealized gains and losses on a daily basis. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Administrator, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s policy is to value its financial instruments at fair value. The Fund records its investment in the Master LLC at fair value based on the Fund’s proportionate interest in the net assets of the Master LLC. Valuation of securities held by the Master LLC is discussed in Note 3 of the Master LLC’s Notes to Financial Statements, which are included elsewhere in this report.

4.	ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Administration: The Fund entered into an Administration Agreement with the Administrator, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities). For such services, the Fund pays the Administrator a monthly fee at an annual rate of 0.25% of the average daily net assets of the Fund. The Fund does not pay an investment advisory fee or investment management fee.

16	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

Service and Distribution Fees: The Fund entered into a Distribution Agreement and Distribution and Service Plans with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Pursuant to the Distribution and Service Plans and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Share Class	Service Fees	Distribution Fees
Investor A	0.25%	N/A
Investor C	0.25	0.75%
Class R	0.25	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended September 30, 2020, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

	Investor A	Investor C	Class R	Total
Service and distribution fees — class specific	$269,782	$103,635	$18,936	$392,353

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended September 30, 2020, the Fund did not pay any amounts to affiliates in return for these services.

The Administrator maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended September 30, 2020, the Fund reimbursed the Administrator the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

	Institutional	Investor A	Investor C	Class R	Total
Amounts reimbursed	$ 2,457	$ 1,952	$ 392	$ 64	$ 4,865

For the six months ended September 30, 2020, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

	Institutional	Investor A	Investor C	Class K	Class R	Total
Transfer agent fees — class specific	$ 58,424	$ 134,469	$ 17,915	$ 376	$ 5,831	$ 217,015

Other Fees: For the six months ended September 30, 2020, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $1,475.

For the six months ended September 30, 2020, affiliates received CDSCs in the amount of $71 for Investor A Shares.

Expense Limitations, Waivers and Reimbursements: With respect to the Fund, the Administrator contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Share Class	Expense Limitations
Institutional	0.48%
Investor A	0.73
Investor C	1.48
Class K	0.43
Class R	0.98

The Administrator has agreed not to reduce or discontinue these contractual expense limitations through July 31, 2021, unless approved by the Board, including a majority of the directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended September 30, 2020, the Administrator waived and/or reimbursed $537,152, which is included in fees waived and/or reimbursed by the Administrator in the Statement of Operations.

These amounts waived and/or reimbursed are included in transfer agent fees waived and/or reimbursed — class specific, in the Statement of Operations. For the six months ended September 30, 2020, class specific expense waivers and/or reimbursements are as follows:

	Institutional	Investor A	Investor C	Class K	Class R	Total
Transfer agent fees waived and/or reimbursed — class specific	$ 37,150	$ 80,019	$ 12,386	$ 376	$ 3,847	$ 133,778

N O T E S T O F I N A N C I A L S T A T E M E N T S	17

Notes to Financial Statements (unaudited) (continued)

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended September 30, 2020, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Administrator for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Officer in the Statement of Operations.

5.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of September 30, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

6.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 09/30/20		Year Ended 03/31/20
Share Class	Shares	Amounts	Shares	Amounts

Institutional
Shares sold	117,824	$3,354,084	255,642	$7,368,654
Shares issued in reinvestment of distributions	1,586	48,337	74,303	2,169,640
Shares redeemed	(312,591)	(9,031,541)	(524,498)	(14,883,270)

	(193,181)	$(5,629,120)	(194,553)	$(5,344,976)

Investor A
Shares sold and automatic conversion of shares	631,527	$18,270,517	537,991	$14,529,303
Shares issued in reinvestment of distributions	60	1,753	227,881	6,362,419
Shares redeemed	(1,175,167)	(32,886,271)	(3,232,568)	(88,221,118)

	(543,580)	$(14,614,001)	(2,466,696)	$(67,329,396)

Investor C
Shares sold	88,995	$1,572,449	240,150	$4,126,718
Shares issued in reinvestment of distributions	—	—	63,635	1,123,166
Shares redeemed and automatic conversion of shares	(1,258,655)	(22,866,239)	(1,172,927)	(20,351,182)

	(1,169,660)	$(21,293,790)	(869,142)	$(15,101,298)

Class K
Shares sold	5,688	$161,956	9,277	$266,308
Shares issued in reinvestment of distributions	51	1,557	1,957	57,105
Shares redeemed	(6,187)	(185,244)	(28,792)	(836,810)

	(448)	$(21,731)	(17,558)	$(513,397)

18	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

	Six Months Ended 09/30/20		Year Ended 03/31/20
Share Class	Shares	Amounts	Shares	Amounts

Class R
Shares sold	20,641	$413,860	101,711	$1,999,457
Shares issued in reinvestment of distributions	—	—	21,336	431,405
Shares redeemed	(252,335)	(5,064,980)	(530,086)	(10,540,466)

	(231,694)	$(4,651,120)	(407,039)	$(8,109,604)

	(2,138,563)	$(46,209,762)	(3,954,988)	$(96,398,671)

7.	SUBSEQUENT EVENT

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following items were noted:

On November 11, 2020, the Board approved certain changes to the Fund. The Fund will be changing its investment strategy from primarily investing in equity securities of U.S. companies to primarily investing in equity securities of U.S. small and medium capitalization companies. Along with this change, the Fund’s benchmark will change from the Russell 3000 Index to the Russell 2500 Index and the Fund will be renamed BlackRock Advantage SMID Cap Fund, Inc. These changes are expected to become effective on or about February 9, 2021. Additionally, effective on or about March 1, 2021, the Fund will cease to invest in the Master LLC as part of a “master/feeder” structure and will instead operate as a stand-alone fund.

N O T E S T O F I N A N C I A L S T A T E M E N T S	19

Portfolio Information as of September 30, 2020	Master Advantage U.S. Total Market LLC

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets
Microsoft Corp.	5%
Apple Inc.	5
Amazon.com, Inc.	4
NVIDIA Corp.	2
Alphabet, Inc., Class A	2
PepsiCo, Inc.	1
PayPal Holdings, Inc.	1
Home Depot, Inc.	1
Visa, Inc., Class A	1
Facebook, Inc., Class A	1

SECTOR ALLOCATION

Sector(b)	Percent of Net Assets
Information Technology	26%
Health Care	15
Consumer Discretionary	11
Communication Services	10
Financials	9
Industrials	9
Consumer Staples	6
Real Estate	3
Materials	3
Utilities	3
Energy	2
Short-Term Securities	3

(a)	Excludes short-term securities.
(b)

For Master LLC compliance purposes, the Master LLC’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

20	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) September 30, 2020	Master Advantage U.S. Total Market LLC (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.3%
Aerojet Rocketdyne Holdings, Inc.(a)	1,021	$40,728
Boeing Co.	1,145	189,223
Curtiss-Wright Corp.	2,267	211,420
HEICO Corp.	5,562	582,119
Hexcel Corp.	818	27,444
L3Harris Technologies, Inc.	1,923	326,602
Lockheed Martin Corp.	3,739	1,433,084
Mercury Systems, Inc.(a)(b)	917	71,031
Northrop Grumman Corp.	1,617	510,147
Teledyne Technologies, Inc.(a)	2,736	848,735

		4,240,533

Air Freight & Logistics — 0.7%
CH Robinson Worldwide, Inc.	7,851	802,294
Expeditors International of Washington, Inc.	1,989	180,044
FedEx Corp.	373	93,817
Hub Group, Inc., Class A(a)	10,936	548,932
United Parcel Service, Inc., Class B	4,114	685,516
XPO Logistics, Inc.(a)	1,059	89,655

		2,400,258

Airlines — 0.4%
Alaska Air Group, Inc.	16,754	613,699
Delta Air Lines, Inc.	5,158	157,732
Spirit Airlines, Inc.(a)	20,826	335,298
United Airlines Holdings, Inc.(a)	6,471	224,867

		1,331,596

Auto Components — 0.1%
Aptiv PLC	3,496	320,513

Automobiles — 1.0%
Tesla, Inc.(a)	7,634	3,275,062

Banks — 2.7%
Bank of America Corp.	80,263	1,933,536
Bank of Hawaii Corp.	640	32,333
Bank OZK	9,926	211,622
BOK Financial Corp.	936	48,213
Citigroup, Inc.	3,669	158,171
Credicorp Ltd.	228	28,270
Cullen/Frost Bankers, Inc.	10,994	703,066
First Horizon National Corp.	36,772	346,760
First Republic Bank	7,386	805,517
JPMorgan Chase & Co.	22,902	2,204,776
Pinnacle Financial Partners, Inc.	1,509	53,705
Republic First Bancorp, Inc.(a)	63,588	125,904
Sandy Spring Bancorp, Inc.	3,261	75,264
South State Corp.	1,759	84,696
US Bancorp	7,872	282,211
Wells Fargo & Co.	67,399	1,584,551
Zions Bancorp NA	9,738	284,544

		8,963,139

Beverages — 1.6%
Brown-Forman Corp., Class B	1,406	105,900
Coca-Cola Co.	1,830	90,347
Coca-Cola European Partners PLC	5,009	194,400
Keurig Dr Pepper, Inc.	1,052	29,035
PepsiCo, Inc.	36,032	4,994,035

		5,413,717

Biotechnology — 3.5%
AbbVie, Inc.	40,084	3,510,958
ACADIA Pharmaceuticals, Inc.(a)	2,212	91,245

Security	Shares	Value

Biotechnology (continued)
Alexion Pharmaceuticals, Inc.(a)	2,426	$277,607
Amgen, Inc.	12,445	3,163,021
Biogen, Inc.(a)	1,861	527,928
Bluebird Bio, Inc.(a)	915	49,364
Gilead Sciences, Inc.	29,760	1,880,534
Immunomedics, Inc.(a)	2,018	171,591
Inovio Pharmaceuticals, Inc.(a)(b)	1,501	17,412
Moderna, Inc.(a)	2,771	196,048
Novavax, Inc.(a)	608	65,877
Regeneron Pharmaceuticals, Inc.(a)	980	548,584
Vertex Pharmaceuticals, Inc.(a)	4,364	1,187,532
Vir Biotechnology, Inc.(a)	464	15,929

		11,703,630

Building Products — 0.7%
Advanced Drainage Systems, Inc.	2,555	159,534
Allegion PLC	16,933	1,674,843
Lennox International, Inc.	537	146,392
Trex Co., Inc.(a)	3,484	249,454

		2,230,223

Capital Markets — 4.0%
Ameriprise Financial, Inc.	4,105	632,621
Bank of New York Mellon Corp.	1,786	61,331
Cboe Global Markets, Inc.	8,421	738,858
Charles Schwab Corp.	44,781	1,622,416
CME Group, Inc.	8,172	1,367,257
E*TRADE Financial Corp.	1,701	85,135
FactSet Research Systems, Inc.	2,525	845,572
Franklin Resources, Inc.	2,484	50,549
Intercontinental Exchange, Inc.	9,059	906,353
Invesco Ltd.	11,420	130,302
MarketAxess Holdings, Inc.	1,013	487,851
Moody’s Corp.	7,629	2,211,266
MSCI, Inc.	750	267,585
S&P Global, Inc.	8,303	2,994,062
State Street Corp.	3,429	203,443
T Rowe Price Group, Inc.	5,830	747,523
TD Ameritrade Holding Corp.	2,726	106,723

		13,458,847

Chemicals — 2.2%
Air Products & Chemicals, Inc.	5,214	1,553,042
Ecolab, Inc.	12,953	2,588,528
FMC Corp.	7,340	777,379
Mosaic Co.	30,364	554,750
PPG Industries, Inc.	8,793	1,073,450
Scotts Miracle-Gro Co.	1,152	176,152
Sherwin-Williams Co.	1,051	732,274
Trinseo SA	1,728	44,306

		7,499,881

Commercial Services & Supplies — 0.3%
Cintas Corp.	2,332	776,160
MSA Safety, Inc.	944	126,656

		902,816

Communications Equipment — 0.9%
Cisco Systems, Inc.	73,659	2,901,428
ViaSat, Inc.(a)	1,533	52,720

		2,954,148

Construction & Engineering — 0.7%
Comfort Systems USA, Inc.	20,504	1,056,161

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (unaudited) (continued) September 30, 2020	Master Advantage U.S. Total Market LLC (Percentages shown are based on Net Assets)

Security	Shares	Value

Construction & Engineering (continued)
EMCOR Group, Inc.	13,150	$890,386
MasTec, Inc.(a)	10,509	443,480

		2,390,027

Consumer Finance — 0.6%
Ally Financial, Inc.	31,799	797,201
American Express Co.	10,364	1,038,991
Curo Group Holdings Corp.	4,266	30,075
LendingTree, Inc.(a)	220	67,516

		1,933,783

Distributors — 0.1%
Genuine Parts Co.	3,952	376,112

Diversified Consumer Services — 0.4%
Bright Horizons Family Solutions, Inc.(a)	4,651	707,138
Chegg, Inc.(a)	5,234	373,917
ServiceMaster Global Holdings, Inc.(a)	1,754	69,949
Strategic Education, Inc.	2,140	195,746
WW International, Inc.(a)	1,609	30,362

		1,377,112

Diversified Financial Services — 0.6%
Berkshire Hathaway, Inc., Class B(a)	9,907	2,109,597

Diversified Telecommunication Services — 0.8%
AT&T Inc.	35,631	1,015,840
CenturyLink, Inc.	9,636	97,227
Verizon Communications, Inc.	24,028	1,429,426

		2,542,493

Electric Utilities — 1.6%
Alliant Energy Corp.	22,151	1,144,099
Eversource Energy	13,671	1,142,212
IDACORP, Inc.	19,525	1,560,047
NextEra Energy, Inc.	2,792	774,948
Pinnacle West Capital Corp.	7,374	549,732
Xcel Energy, Inc.	3,910	269,829

		5,440,867

Electrical Equipment — 0.7%
AMETEK, Inc.	10,629	1,056,523
Generac Holdings, Inc.(a)	465	90,043
GrafTech International Ltd.	3,336	22,818
Hubbell, Inc.	8,140	1,113,877
Rockwell Automation, Inc.	978	215,825

		2,499,086

Electronic Equipment, Instruments & Components — 0.4%
Avnet, Inc.	13,394	346,101
National Instruments Corp.	22,502	803,321
Zebra Technologies Corp., Class A(a)	710	179,247

		1,328,669

Energy Equipment & Services — 0.2%
Archrock, Inc.	35,376	190,323
Schlumberger NV	24,939	388,051
Seadrill Ltd.(a)	74	15
TechnipFMC PLC	4,369	27,568

		605,957

Entertainment — 1.8%
Activision Blizzard, Inc.	18,617	1,507,046
Electronic Arts, Inc.(a)	1,155	150,624
Marcus Corp.	22,115	170,949
Netflix, Inc.(a)	4,423	2,211,633
Roku, Inc.(a)	3,868	730,278

Security	Shares	Value

Entertainment (continued)
Take-Two Interactive Software, Inc.(a)	1,701	$281,039
Walt Disney Co.	9,118	1,131,361

		6,182,930

Equity Real Estate Investment Trusts (REITs) — 3.0%
Alexandria Real Estate Equities, Inc.	4,129	660,640
American Tower Corp.	6,696	1,618,624
AvalonBay Communities, Inc.	2,768	413,373
Boston Properties, Inc.	4,892	392,828
Camden Property Trust	1,150	102,327
CorePoint Lodging, Inc.	69,212	377,205
Crown Castle International Corp.	356	59,274
Equinix, Inc.	479	364,102
Equity Residential	16,859	865,373
Essex Property Trust, Inc.	817	164,045
Federal Realty Investment Trust	600	44,064
Host Hotels & Resorts, Inc.	17,639	190,325
Outfront Media, Inc.	9,386	136,566
Prologis, Inc.	40,964	4,121,798
Realty Income Corp.	3,851	233,948
Regency Centers Corp.	1,263	48,019
Simon Property Group, Inc.	3,122	201,931
Welltower, Inc.	1,254	69,083

		10,063,525

Food & Staples Retailing — 1.1%
Costco Wholesale Corp.	10,243	3,636,265
Walmart, Inc.	1,092	152,782

		3,789,047

Food Products — 1.4%
General Mills, Inc.	29,669	1,829,984
Hershey Co.	13,628	1,953,438
Lancaster Colony Corp.	1,065	190,422
McCormick & Co., Inc.	4,525	878,302

		4,852,146

Gas Utilities — 0.2%
Southwest Gas Holdings, Inc.	5,379	339,415
UGI Corp.	10,706	353,084

		692,499

Health Care Equipment & Supplies — 3.4%
Abbott Laboratories	20,878	2,272,153
Co-Diagnostics, Inc.(a)(b)	7,096	96,435
Danaher Corp.	4,068	875,962
DENTSPLY SIRONA, Inc.	1,457	63,715
DexCom, Inc.(a)	2,540	1,047,064
Edwards Lifesciences Corp.(a)	26,806	2,139,655
Globus Medical, Inc., Class A(a)	1,025	50,758
Haemonetics Corp.(a)	713	62,209
IDEXX Laboratories, Inc.(a)	4,048	1,591,309
LivaNova PLC(a)	1,552	70,166
Medtronic PLC	9,812	1,019,663
Quidel Corp.(a)	373	81,829
Stryker Corp.	6,288	1,310,231
West Pharmaceutical Services, Inc.	2,245	617,150

		11,298,299

Health Care Providers & Services — 2.6%
1Life Healthcare, Inc.(a)	4,530	128,471
Amedisys, Inc.(a)	175	41,375
AmerisourceBergen Corp.	3,531	342,225
AMN Healthcare Services, Inc.(a)	3,081	180,115
Anthem, Inc.	5,553	1,491,480
Cardinal Health, Inc.	8,581	402,878

22	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2020	Master Advantage U.S. Total Market LLC (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Providers & Services (continued)
Cigna Corp.	2,670	$452,325
CVS Health Corp.	16,493	963,191
Laboratory Corp. of America Holdings(a)	1,372	258,306
McKesson Corp.	8,362	1,245,353
Quest Diagnostics, Inc.	4,835	553,559
UnitedHealth Group, Inc.	8,998	2,805,307

		8,864,585

Health Care Technology — 0.5%
Teladoc Health, Inc.(a)(b)	3,844	842,759
Veeva Systems, Inc., Class A(a)	3,423	962,513

		1,805,272

Hotels, Restaurants & Leisure — 1.6%
Caesars Entertainment, Inc.(a)	3,262	182,868
Chipotle Mexican Grill, Inc.(a)	693	861,891
Choice Hotels International, Inc.	2,302	197,880
Cracker Barrel Old Country Store, Inc.	747	85,651
Darden Restaurants, Inc.	2,319	233,616
Dave & Buster’s Entertainment, Inc.	23,410	354,896
Denny’s Corp.(a)	25,513	255,130
Dine Brands Global, Inc.	4,107	224,201
Domino’s Pizza, Inc.	1,090	463,555
DraftKings, Inc., Class A(a)	2,011	118,327
Dunkin’ Brands Group, Inc.	2,013	164,885
Extended Stay America, Inc.	41,274	493,224
Hilton Grand Vacations, Inc.(a)	7,251	152,126
Jack in the Box, Inc.	323	25,617
Penn National Gaming, Inc.(a)	3,070	223,189
SeaWorld Entertainment, Inc.(a)	8,063	159,002
Shake Shack, Inc., Class A(a)	3,456	222,843
Texas Roadhouse, Inc.	1,942	118,054
Vail Resorts, Inc.	2,648	566,593
Wingstop, Inc.	1,530	209,075

		5,312,623

Household Products — 1.9%
Church & Dwight Co., Inc.	11,418	1,069,981
Clorox Co.	9,336	1,962,147
Colgate-Palmolive Co.	7,833	604,316
Procter & Gamble Co.	18,424	2,560,752

		6,197,196

Industrial Conglomerates — 0.8%
Carlisle Cos., Inc.	3,055	373,840
Honeywell International, Inc.	9,810	1,614,824
Roper Technologies, Inc.	1,995	788,245

		2,776,909

Insurance — 1.5%
Aflac, Inc.	5,033	182,950
Alleghany Corp.	114	59,331
Allstate Corp.	2,751	258,979
Arthur J. Gallagher & Co.	4,531	478,383
Athene Holding Ltd., Class A(a)	1,556	53,028
Brighthouse Financial, Inc.(a)	469	12,621
Brown & Brown, Inc.	5,878	266,097
Cincinnati Financial Corp.	11,574	902,425
First American Financial Corp.	7,655	389,716
Globe Life, Inc.	860	68,714
Hanover Insurance Group, Inc.	424	39,508
Lincoln National Corp.	8,666	271,506
Marsh & McLennan Cos., Inc.	6,239	715,613
Progressive Corp.	3,314	313,736
Reinsurance Group of America, Inc.	717	68,251

Security	Shares	Value

Insurance (continued)
Travelers Cos., Inc.	2,119	$229,255
Unum Group	32,673	549,887
Willis Towers Watson PLC	1,274	266,037

		5,126,037

Interactive Media & Services — 4.7%
Alphabet, Inc., Class A(a)	3,649	5,347,974
Alphabet, Inc., Class C(a)	2,910	4,276,536
Facebook, Inc., Class A(a)	17,129	4,486,085
Twitter, Inc.(a)	37,388	1,663,766
Yelp, Inc.(a)	3,464	69,592

		15,843,953

Internet & Direct Marketing Retail — 4.4%
Amazon.com, Inc.(a)	4,456	14,030,741
Etsy, Inc.(a)	3,177	386,418
Grubhub, Inc.(a)	932	67,412
Wayfair, Inc., Class A(a)	1,090	317,201

		14,801,772

IT Services — 5.7%
Accenture PLC, Class A	7,842	1,772,214
Automatic Data Processing, Inc.	17,318	2,415,688
Fiserv, Inc.(a)	8,591	885,302
GoDaddy, Inc., Class A(a)	5,542	421,026
Mastercard, Inc., Class A	8,634	2,919,760
Okta, Inc.(a)	1,621	346,651
Paychex, Inc.	7,871	627,870
PayPal Holdings, Inc.(a)	24,799	4,886,147
Twilio, Inc., Class A(a)	347	85,740
Visa, Inc., Class A	23,389	4,677,098

		19,037,496

Life Sciences Tools & Services — 0.8%
Adaptive Biotechnologies Corp.(a)	308	14,978
Agilent Technologies, Inc.	8,353	843,152
Avantor, Inc.(a)	2,164	48,668
Illumina, Inc.(a)	1,196	369,660
Mettler-Toledo International, Inc.(a)	257	248,198
Repligen Corp.(a)	1,095	161,556
Thermo Fisher Scientific, Inc.	1,970	869,794
Waters Corp.(a)	751	146,956

		2,702,962

Machinery — 1.6%
AGCO Corp.	1,182	87,787
Deere & Co.	2,707	599,952
Fortive Corp.	4,306	328,160
Illinois Tool Works, Inc.	6,682	1,291,029
Oshkosh Corp.	14,131	1,038,629
PACCAR, Inc.	6,137	523,363
Snap-on, Inc.	5,838	858,945
Xylem, Inc.	7,338	617,273

		5,345,138

Media — 2.0%
AMC Networks, Inc., Class A(a)(b)	23,656	584,540
Cable One, Inc.	23	43,365
Comcast Corp., Class A	22,607	1,045,800
Discovery, Inc., Class A(a)	42,047	915,363
Discovery, Inc., Class C(a)	3,240	63,504
Gray Television, Inc.(a)	12,132	167,058
Interpublic Group of Cos., Inc.	92,901	1,548,660
Liberty Media Corp. - Liberty SiriusXM, Class A(a)	834	27,664
Meredith Corp.	12,834	168,382

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (unaudited) (continued) September 30, 2020	Master Advantage U.S. Total Market LLC (Percentages shown are based on Net Assets)

Security	Shares	Value

Media (continued)
MSG Networks, Inc., Class A(a)	19,869	$190,146
Sirius XM Holdings, Inc.	353,896	1,896,882

		6,651,364

Metals & Mining — 0.3%
Materion Corp.	5,506	286,477
Newmont Corp.	1,507	95,619
Reliance Steel & Aluminum Co.	599	61,122
Royal Gold, Inc.	3,475	417,591
Steel Dynamics, Inc.	3,421	97,943

		958,752

Multiline Retail — 0.1%
Dillard’s, Inc., Class A(b)	5,772	210,794
Kohl’s Corp.	8,579	158,969
Nordstrom, Inc.(b)	5,134	61,197

		430,960

Multi-Utilities — 0.7%
Ameren Corp.	5,322	420,864
CMS Energy Corp.	26,701	1,639,708
Consolidated Edison, Inc.	1,715	133,427

		2,193,999

Oil, Gas & Consumable Fuels — 1.7%
Callon Petroleum Co.(a)(b)	71,483	344,548
Chevron Corp.	6,616	476,352
Concho Resources, Inc.	10,556	465,731
ConocoPhillips	21,948	720,772
EOG Resources, Inc.	28,106	1,010,130
HollyFrontier Corp.	2,767	54,538
Laredo Petroleum, Inc.(a)	18,733	183,583
ONEOK, Inc.	5,616	145,904
Phillips 66	11,720	607,565
Scorpio Tankers, Inc.	12,582	139,283
Valero Energy Corp.	20,361	882,038
Williams Cos., Inc.	31,094	610,997

		5,641,441

Paper & Forest Products — 0.2%
Boise Cascade Co.	13,115	523,551
Verso Corp., Class A	13,864	109,387

		632,938

Pharmaceuticals — 4.1%
Bristol-Myers Squibb Co.	24,208	1,459,500
Catalent, Inc.(a)	1,598	136,885
Eli Lilly & Co.	8,134	1,203,995
Johnson & Johnson	27,230	4,054,002
Merck & Co., Inc.	28,973	2,403,310
Mylan NV(a)	6,832	101,319
Pfizer, Inc.	54,958	2,016,959
Prestige Consumer Healthcare, Inc.(a)	4,544	165,492
Zoetis, Inc.	13,524	2,236,464

		13,777,926

Professional Services — 0.4%
IHS Markit Ltd.	964	75,684
Robert Half International, Inc.	8,228	435,590
Verisk Analytics, Inc.	4,010	743,093

		1,254,367

Real Estate Management & Development — 0.0%
Newmark Group, Inc., Class A	28,942	125,029

Road & Rail — 0.9%
CSX Corp.	8,686	674,641

Security	Shares	Value

Road & Rail (continued)
Landstar System, Inc.	3,871	$485,772
Lyft, Inc., Class A(a)	8,690	239,409
Old Dominion Freight Line, Inc.	4,890	884,699
Union Pacific Corp.	2,162	425,633
Universal Logistics Holdings, Inc.	8,923	186,134

		2,896,288

Semiconductors & Semiconductor Equipment — 4.5%
Advanced Micro Devices, Inc.(a)(b)	7,294	598,035
Analog Devices, Inc.	13,686	1,597,704
Applied Materials, Inc.	22,375	1,330,194
Cirrus Logic, Inc.(a)	15,975	1,077,514
Intel Corp.	59,889	3,101,052
Lam Research Corp.	1,382	458,478
Monolithic Power Systems, Inc.	570	159,378
NVIDIA Corp.	9,921	5,369,444
Texas Instruments, Inc.	10,502	1,499,581
Xilinx, Inc.	644	67,130

		15,258,510

Software — 10.0%
8x8, Inc.(a)	20,530	319,241
Adobe, Inc.(a)	8,709	4,271,155
Autodesk, Inc.(a)	1,189	274,671
Cadence Design Systems, Inc.(a)	1,482	158,026
Cloudflare, Inc., Class A(a)	5,221	214,374
HubSpot, Inc.(a)	1,974	576,862
Intuit, Inc.	3,999	1,304,514
J2 Global, Inc.(a)	1,013	70,120
Microsoft Corp.	86,665	18,228,249
New Relic, Inc.(a)	870	49,033
Paylocity Holding Corp.(a)	525	84,745
RingCentral, Inc., Class A(a)	2,094	575,033
salesforce.com, Inc.(a)	15,118	3,799,456
ServiceNow, Inc.(a)	3,150	1,527,750
Slack Technologies, Inc., Class A(a)	6,502	174,644
Teradata Corp.(a)	3,382	76,771
VMware, Inc., Class A(a)	4,968	713,753
Workday, Inc., Class A(a)	1,614	347,220
Zendesk, Inc.(a)	936	96,333
Zoom Video Communications, Inc., Class A(a)	1,541	724,440

		33,586,390

Specialty Retail — 2.4%
American Eagle Outfitters, Inc.	14,325	212,153
Best Buy Co., Inc.	4,303	478,881
Buckle, Inc.	19,650	400,663
Children’s Place, Inc.	8,077	228,983
Designer Brands, Inc., Class A	69,426	376,983
Five Below, Inc.(a)	1,430	181,610
Guess?, Inc.	41,508	482,323
Home Depot, Inc.	17,170	4,768,281
Lowe’s Cos., Inc.	4,601	763,122
MarineMax, Inc.(a)	4,282	109,919
Signet Jewelers Ltd.	9,037	168,992

		8,171,910

Technology Hardware, Storage & Peripherals — 5.0%
Apple Inc.	140,370	16,256,250
HP, Inc.	14,060	266,999
NetApp, Inc.	5,869	257,297

		16,780,546

Textiles, Apparel & Luxury Goods — 1.2%
Crocs, Inc.(a)	4,472	191,089

24	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2020	Master Advantage U.S. Total Market LLC (Percentages shown are based on Net Assets)

Security	Shares	Value

Textiles, Apparel & Luxury Goods (continued)
Lululemon Athletica, Inc.(a)	2,441	$803,992
NIKE, Inc., Class B	15,936	2,000,605
Oxford Industries, Inc.	10,826	436,937
Ralph Lauren Corp.	8,578	583,047

		4,015,670
Trading Companies & Distributors — 0.7%
Fastenal Co.	1,040	46,894
GATX Corp.	19,805	1,262,569
SiteOne Landscape Supply, Inc.(a)	433	52,804
WW Grainger, Inc.	2,703	964,349

		2,326,616
Water Utilities — 0.1%
American Water Works Co., Inc.	2,881	417,399

Wireless Telecommunication Services — 0.4%
Telephone & Data Systems, Inc.	38,123	702,988
United States Cellular Corp.(a)	16,432	485,237

		1,188,225

Total Common Stocks — 97.2% (Cost: $268,944,390)		326,298,785

Rights

Pharmaceuticals — 0.0%
Bristol-Myers Squibb Co., CVR(a)(b)	8,974	20,192

Total Rights — 0.0% (Cost: $20,640)		20,192

Total Long-Term Investments — 97.2% (Cost: $268,965,030)		326,318,977

Security	Shares	Value

Short-Term Securities(c)(d)

Money Market Funds — 3.3%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.02%	9,509,649	$9,509,649
SL Liquidity Series, LLC, Money Market Series, 0.25%(e)	1,534,242	1,534,856

Total Short-Term Securities — 3.3% (Cost: $11,044,605)		11,044,505

Total Investments — 100.5% (Cost: $280,009,635)		337,363,482

Liabilities in Excess of Other Assets — (0.5)%		(1,516,122)

Net Assets — 100.0%		$ 335,847,360

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Master LLC.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Master LLC during the six months ended September 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/20	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 09/30/20	Shares Held at 09/30/20	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$8,072,097	$1,437,552	(a)	$—		$—	$—	$9,509,649	9,509,649	$4,414		$—
SL Liquidity Series, LLC, Money Market Series	16,026,420	—		(14,492,330	)(a)	2,434	(1,668)	1,534,856	1,534,242	33,416	(b)	—

						$2,434	$(1,668)	$11,044,505		$37,830		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Master LLC compliance purposes, the Master LLC’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (unaudited) (continued) September 30, 2020	Master Advantage U.S. Total Market LLC

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P 500 E-Mini Index	65	12/18/20	$10,894	$(31,529)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation(a)	$—	$—	$31,529	$—	$—	$—	$31,529

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the six months ended September 30, 2020, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$3,522,659	$—	$—	$—	$3,522,659

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(694,164)	$—	$—	$—	$(694,164)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$10,700,340

For more information about the Master LLC’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

26	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2020	Master Advantage U.S. Total Market LLC

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Master LLC’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Master LLC’s investments and derivative financial instruments categorized in the disclosure hierarchy. The breakdown of the Master LLC’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$326,298,785	$—	$—	$326,298,785
Rights	20,192	—	—	20,192
Short-Term Securities
Money Market Funds	9,509,649	—	—	9,509,649

	$335,828,626	$—	$—	335,828,626

Investments Valued at NAV(a)				1,534,856

				$337,363,482

Derivative Financial Instruments(b)
Liabilities
Equity Contracts	$(31,529)	$—	$—	$(31,529)

(a)	Certain investments of the Master LLC were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

S C H E D U L E O F I N V E S T M E N T S	27

Statement of Assets and Liabilities (unaudited)

September 30, 2020

Master Advantage U.S. Total Market LLC

ASSETS
Investments at value — unaffiliated(a)(b)	$326,318,977
Investments at value — affiliated(c)	11,044,505
Cash	5,418
Cash pledged for futures contracts	764,000
Receivables:
Investments sold	2,746,562
Securities lending income — affiliated	4,320
Dividends — affiliated	379
Dividends — unaffiliated	209,974
Variation margin on futures contracts	59,109
Prepaid expenses	2,374

Total assets	341,155,618

LIABILITIES
Cash collateral on securities loaned at value	1,533,330
Payables:
Investments purchased	2,303,714
Investment advisory fees	105,127
Directors’ fees	4,473
Other accrued expenses	85,491
Other affiliate fees	2,600
Withdrawals to investors	1,273,523

Total liabilities	5,308,258

NET ASSETS	$335,847,360

NET ASSETS CONSIST OF
Investors’ capital	$278,525,076
Net unrealized appreciation (depreciation)	57,322,284

NET ASSETS	$335,847,360

(a) Investments at cost — unaffiliated	$268,965,030
(b) Securities loaned at value	$1,485,009
(c) Investments at cost — affiliated	$11,044,605

See notes to financial statements.

28	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Operations (unaudited)

Six Months Ended September 30, 2020

Master Advantage U.S. Total Market LLC

INVESTMENT INCOME
Dividends — unaffiliated	$2,680,806
Dividends — affiliated	4,414
Securities lending income — affiliated — net	33,416
Foreign taxes withheld	(207)

Total investment income	2,718,429

EXPENSES
Investment advisory	829,323
Accounting services	29,761
Professional	27,822
Custodian	21,399
Directors	5,779
Printing and postage	3,424
Miscellaneous	6,122

Total expenses	923,630
Less:
Fees waived and/or reimbursed by the Manager	(210,732)

Total expenses after fees waived and/or reimbursed	712,898

Net investment income	2,005,531

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	6,995,701
Investments — affiliated	2,434
Futures contracts	3,522,659

10,520,794

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	79,058,000
Investments — affiliated	(1,668)
Futures contracts	(694,164)
Foreign currency translations	26

78,362,194

Net realized and unrealized gain	88,882,988

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$90,888,519

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	29

Statements of Changes in Net Assets

	Master Advantage U.S. Total Market LLC
	Six Months Ended 09/30/20 (unaudited)	Year Ended 03/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$2,005,531	$5,915,292
Net realized gain	10,520,794	11,003,449
Net change in unrealized appreciation (depreciation)	78,362,194	(42,147,877)

Net increase (decrease) in net assets resulting from operations	90,888,519	(25,229,136)

CAPITAL TRANSACTIONS
Proceeds from contributions	23,430,108	28,110,254
Value of withdrawals	(70,117,606)	(137,146,791)

Net decrease in net assets derived from capital transactions	(46,687,498)	(109,036,537)

NET ASSETS
Total increase (decrease) in net assets	44,201,021	(134,265,673)
Beginning of period	291,646,339	425,912,012

End of period	$335,847,360	$291,646,339

See notes to financial statements.

30	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

		Master Advantage U.S. Total Market LLC
	Six Months Ended 09/30/20 (unaudited)		Year Ended March 31,
			2020	2019	2018		2017		2016

Total Return
Total return	32.65	%(a)	(9.56)%	6.81%	8.85%		23.13%		(7.59)%

Ratios to Average Net Assets
Total expenses	0.56	%(b)	0.55%	0.54%	0.55%		0.55%		0.55%

Total expenses after fees waived and/or reimbursed	0.43	%(b)	0.43%	0.42%	0.55%		0.54%		0.55%

Net investment income	1.21	%(b)	1.49%	1.55%	0.88	%(c)	0.59	%(d)	0.65%

Supplemental Data
Net assets, end of period (000)	$335,847		$291,646	$425,912	$508,016		$679,635		$688,633

Portfolio turnover rate		59%	123%	142%	147%		68%		71%

(a)	Aggregate total return.
(b)	Annualized.
(c)	Ratio of net investment income to average net assets includes 0.20%, resulting from a special dividend.
(d)	Ratio of net investment income to average net assets includes 0.08%, resulting from a special dividend.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	31

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

Master Advantage U.S. Total Market LLC (the “Master LLC”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Master LLC is organized as a Delaware limited liability company. The Master LLC is classified as diversified. The Master LLC’s Limited Liability Company Agreement permits the Board of Directors of Master LLC (the “Board”) to issue non-transferable interests, subject to certain limitations.

The Master LLC, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master LLC is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master LLC is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Foreign Currency Translation: The Master LLC’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Master LLC does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Master LLC reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Master LLC may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Master LLC invests. These foreign taxes, if any, are paid by the Master LLC and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of September 30, 2020, if any, are disclosed in the Statement of Assets and Liabilities.

Segregation and Collateralization: In cases where the Master LLC enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Master LLC may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Master LLC may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Indemnifications: In the normal course of business, the Master LLC enters into contracts that contain a variety of representations that provide general indemnification. The Master LLC’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master LLC, which cannot be predicted with any certainty.

Other: Expenses directly related to the Master LLC are charged to the Master LLC. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Master LLC has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Master LLC may incur charges on overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Master LLC’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Master LLC’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Master LLC’s listing exchange is not open. U.S. GAAP defines fair value as the price the Master LLC would receive to sell an asset or pay to transfer a liability in an orderly transaction between

32	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

market participants at the measurement date. The Master LLC determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Master LLC’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the Master LLC’s listing exchange. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the Master LLC’s listing exchange that may not be reflected in the computation of the Master LLC’s net assets. Each business day, the Master LLC uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•

The Master LLC values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets.

•	Futures contracts are valued based on that day’s last reported settlement price on the exchange where the contract is traded.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master LLC might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master LLC has the ability to access

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of September 30, 2020, certain investments of the Master LLC were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Master LLC may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master LLC collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master LLC is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master LLC and any additional required collateral is delivered to the Master LLC, or excess collateral returned by the Master LLC, on the next business day. During the term of the loan, the Master LLC is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

N O T E S T O F I N A N C I A L S T A T E M E N T S	33

Notes to Financial Statements (unaudited) (continued)

The market value of any securities on loan, all of which were classified as common stocks in the Master LLC’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value – unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Master LLC under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master LLC, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Master LLC can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Master LLC’s securities on loan by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Net Amount(b)
Citigroup Global Markets, Inc.	$529,245	$(529,245)	$—
Credit Suisse Securities (USA) LLC	204,816	(204,816)	—
Deutsche Bank Securities, Inc.	60,577	(60,577)	—
Goldman Sachs & Co.	7,414	(6,943)	471
J.P. Morgan Securities LLC	304,981	(304,981)	—
Jefferies LLC	191,835	(191,835)	—
SG Americas Securities LLC	19,989	(19,989)	—
State Street Bank & Trust Co.	70,256	(70,256)	—
UBS Securities LLC	95,896	(95,896)	—

	$1,485,009	$(1,484,538)	$471

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Master LLC is disclosed in the Master LLC’s Statement of Assets and Liabilities.

(b)

The market value of the loaned securities is determined as of September 30, 2020. Additional collateral is delivered to the Master LLC on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master LLC benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master LLC could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Master LLC.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Master LLC engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master LLC and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Master LLC and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Master LLC is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Master LLC agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

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Notes to Financial Statements (unaudited) (continued)

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Master LLC entered into an Investment Advisory Agreement with the Manager, the Master LLC’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Master LLC’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master LLC.

For such services, the Master LLC pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Master LLC’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 billion	0.500%
$1 billion - $1.5 billion	0.475
Greater than $1.5 billion	0.450

Expense Waivers and Reimbursements: With respect to the Master LLC, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Master LLC pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through July 31, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Master LLC, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Master LLC. Prior to July 29, 2020, this waiver was voluntary. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended September 30, 2020, the amount waived was $3,272.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Master LLC’s assets invested in affiliated equity and fixed-income mutual funds, and affiliated exchange-traded funds that have a contractual management fee through July 31, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Master LLC. For the six months ended September 30, 2020, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

The Manager has also voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees to enable the feeder that invests in the Master LLC to limit expenses, if applicable. The Manager may discontinue this voluntary waiver at any time. The amount waived is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended September 30, 2020, the amount waived and/or reimbursed was $207,460.

For the six months ended September 30, 2020, the Master LLC reimbursed the Manager $2,176 for certain accounting services, which is included in accounting services in the Statement of Operations.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Master LLC, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Master LLC is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company, SL Liquidity Series, LLC (“Money Market Series”), managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Master LLC. The Money Market Series may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Master LLC retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Master LLC retains 75% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Master LLC, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 80% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Master LLC is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended September 30, 2020, the Master LLC paid BIM $10,172 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Master LLC may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Master LLC’s investment policies and restrictions. The Master LLC is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its

N O T E S T O F I N A N C I A L S T A T E M E N T S	35

Notes to Financial Statements (unaudited) (continued)

outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended September 30, 2020, the Master LLC did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Master LLC are directors and/or officers of BlackRock or its affiliates.

7.	PURCHASES AND SALES

For the six months ended September 30, 2020, purchases and sales of investments, excluding short-term investments, were $187,330,992 and $230,170,295, respectively.

8.	INCOME TAX INFORMATION

The Master LLC is disregarded as an entity separate from its owner for tax purposes. As such, the owner of the Master LLC is treated as the owner of the net assets, income, expenses and realized and unrealized gains and losses of the Master LLC. Therefore, no U.S. federal income tax provision is required. It is intended that the Master LLC’s assets will be managed so the owner of the Master LLC can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

As of September 30, 2020, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Amounts
Tax cost	$282,926,598

Gross unrealized appreciation	$64,705,786
Gross unrealized depreciation	(10,300,431)

Net unrealized appreciation (depreciation)	$54,405,355

9.	BANK BORROWINGS

The Master LLC, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Master LLC may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master LLC, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2021 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended September 30, 2020, the Master LLC did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Master LLC invests in securities or other instruments and may enter into certain transactions, and such activities subject the Master LLC to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Master LLC and its investments. The Master LLC’s prospectus provides details of the risks to which the Master LLC is subject.

The Master LLC may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Master LLC may invest in illiquid investments. An illiquid investment is any investment that the Master LLC reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Master LLC may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Master LLC’s NAV to

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Notes to Financial Statements (unaudited) (continued)

experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Master LLC may lose value, regardless of the individual results of the securities and other instruments in which the Master LLC invests.

Counterparty Credit Risk: The Master LLC may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Master LLC manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master LLC to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master LLC’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master LLC.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Master LLC since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master LLC does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master LLC.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Master LLC’s portfolio are disclosed in its Schedule of Investments.

The Master LLC invests a significant portion of its assets in securities within a single or limited number of market sectors. When a Master LLC concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Master LLC and could affect the income from, or the value or liquidity of, the Master LLC’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The Master LLC may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Master LLC is uncertain.

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Master LLC’s financial statements was completed through the date the financial statements were issued and the following items were noted:

On November 11, 2020, the Board of Directors of BlackRock Advantage U.S. Total Market Fund, Inc. (the “Fund”) approved a proposal in which the Fund will cease to invest in the Master LLC as part of a “master/feeder” structure and instead operate as a stand-alone fund. This change is expected to be effective on or about March 1, 2021.

N O T E S T O F I N A N C I A L S T A T E M E N T S	37

Disclosure of Investment Advisory Agreement

The Board of Directors of Master Advantage U.S. Total Market LLC (the “Master Fund”) met on April 7, 2020 (the “April Meeting”) and May 11-13, 2020 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Agreement”) between the Master Fund and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Master Fund’s investment advisor. BlackRock Advantage U.S. Total Market Fund, Inc. (the “Fund”) is a “feeder” fund that invests all of its investable assets in the Master Fund. Accordingly, the Board of Directors of the Fund also considered the approval of the Agreement with respect to the Master Fund. For simplicity: (a) the Board of Directors of the Master Fund and the Board of Directors of the Fund are referred to herein collectively as the “Board,” and the members are referred to as “Board Members;” and (b) the shareholders of the Fund and the interest holders of the Master Fund are referred to as “shareholders.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of fourteen individuals, twelve of whom were not “interested persons” of the Master Fund or the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Master Fund or the Fund, as pertinent, and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Ad Hoc Topics Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Ad Hoc Topics Committee, which also has one interested Board Member).

The Agreement

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewals of the Agreement, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to the Fund. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to the Master Fund and the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable) investment management services; accounting oversight; administrative and shareholder services; oversight of the Master Fund and Fund service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Master Fund, the Fund and their shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further in the section titled “Board Considerations in Approving the Agreement.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, an applicable benchmark, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Master Fund and/or the Fund for services; (c) the Master Fund’s and/or the Fund’s operating expenses and how BlackRock allocates expenses to the Master Fund and the Fund; (d) the resources devoted to risk oversight of, and compliance reports relating to, implementation of the Master Fund’s and the Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Master Fund’s and the Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Master Fund’s and/or the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Master Fund and/or the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) based on either a Lipper Classification or Morningstar category, regarding the fees and expenses of the Master Fund and the Fund, as applicable, as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds and separately managed accounts under similar investment mandates, as well as the performance of such other products, as applicable; (e) review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Master Fund and the Fund; (g) a summary of aggregate amounts paid by the Master Fund and/or the Fund to BlackRock; (h) sales and redemption data regarding the Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s, the Master Fund’s and the Fund’s operations.

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Disclosure of Investment Advisory Agreement  (continued)

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Master Fund and the Fund as compared to its Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Master Fund and the Fund; (d) the Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Master Fund and the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of portfolio holdings of the Master Fund. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared the Fund’s performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Master Fund’s portfolio management team discussing the Master Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Master Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Master Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Master Fund and the Fund. BlackRock and its affiliates provide the Master Fund and the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Master Fund and the Fund by third parties) and officers and other personnel as are necessary for the operations of the Master Fund and the Fund. In particular, BlackRock and its affiliates provide the Master Fund and the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers, including, among others, the custodian, fund accountant, transfer agent, and auditor for the Master Fund and Fund, as applicable; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Master Fund and the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Master Fund, the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Master Fund and the Fund, as applicable. The Board noted that the Fund’s investment results correspond directly to the investment results of the Master Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of the Fund’s performance as of December 31, 2019, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers. The Board and its Performance Oversight Committee regularly review, and meet with Master Fund management to discuss, the performance of the Master Fund and the Fund, as applicable, throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for the one-, three- and five-year periods reported, the Fund ranked in the third, fourth and fourth quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the Fund’s underperformance relative to its Performance Peers during the applicable periods. The Board noted that, among other things, effective December 15, 2017, the Master Fund / Fund had undergone a change in its investment objective, as well as changes to its investment strategy and portfolio management team, and in connection with such changes, the Fund changed its name from BlackRock Value Opportunities Fund, Inc. to BlackRock Advantage U.S. Total Market Fund, Inc.

The Board and BlackRock discussed BlackRock’s strategy for improving the Fund’s investment performance. Discussions covered topics such as performance attribution, the Fund’s investment personnel, and the resources appropriate to support the Fund’s investment processes.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T	39

Disclosure of Investment Advisory Agreement (continued)

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Master Fund and the Fund: The Board, including the Independent Board Members, reviewed the Master Fund’s/Fund’s contractual management fee rate compared with those of the Fund’s Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as the Master Fund’s/Fund’s actual management fee rate, to those of the Fund’s Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Master Fund and the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Master Fund and the Fund, as applicable, and other funds the Board currently oversees for the year ended December 31, 2019 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by BlackRock and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by BlackRock, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Master Fund and the Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Master Fund’s/Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and the Fund’s total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers. The Board also noted that the Master Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Master Fund increases above certain contractually specified levels. The Board noted that if the size of the Fund were to decrease, the Fund could lose the benefit of one or more breakpoints. In addition, the Board noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Master Fund and the Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. In its consideration, the Board further considered the continuation/implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent to which the Master Fund and the Fund benefit from such economies of scale in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Master Fund and the Fund to more fully participate in these economies of scale. The Board considered the Master Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Master Fund and the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Master Fund and the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s and/or the Master Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board of the Master Fund, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and the Master Fund for a one-year term ending June 30, 2021. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board of the Master Fund, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Master Fund and its shareholders. The Board of the Fund, including the Independent Board Members, also considered the continuation of the Agreement with respect to the Master Fund and found the Agreement to be satisfactory. In arriving at its decision to approve the Agreement, the Board of the Master Fund did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

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Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master LLC files their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Fund’s/Master LLC’s Forms N-PORT are available on the SEC’s website at sec.gov.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master LLC uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master LLC voted proxies relating to securities held in the Fund’s/Master LLC’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

A D D I T I O N A L I N F O R M A T I O N	41

Additional Information (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and/or Master LLC and Service Providers

Investment Adviser and Administrator	Independent Registered Public Accounting Firm
BlackRock Advisors, LLC	Deloitte & Touche LLP
Wilmington, DE 19809	Boston, MA 02116

Accounting Agent and Transfer Agent	Distributor
BNY Mellon Investment Servicing (US) Inc.	BlackRock Investments, LLC
Wilmington, DE 19809	New York, NY 10022

Custodian	Legal Counsel
The Bank of New York Mellon	Sidley Austin LLP
New York, NY 10286	New York, NY 10019

Address of the Fund/Master LLC
100 Bellevue Parkway
Wilmington, DE 19809

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Glossary of Terms Used in this Report

Portfolio Abbreviation

CVR	Contingent Value Rights

S&P	Standard & Poor’s

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	43

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

VO-9/20-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrants’ Schedules of Investments are included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Advantage U.S. Total Market Fund, Inc. and Master Advantage U.S. Total Market LLC

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Advantage U.S. Total Market Fund, Inc. and Master Advantage U.S. Total Market LLC

Date: December 3, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Advantage U.S. Total Market Fund, Inc. and Master Advantage U.S. Total Market LLC

Date: December 3, 2020

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Advantage U.S. Total Market Fund, Inc. and Master Advantage U.S. Total Market LLC

Date: December 3, 2020